UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2023

Direct Digital Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41261	87-2306185
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1177 West Loop South, Suite 1310 Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 402-1051

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	DRCT	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	DRCTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”) (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 12, 2023, Direct Digital Holdings, Inc. (the “Company”) held its 2023 Annual Meeting of stockholders at 9:30 a.m. Central Time by means of an online virtual meeting platform. Stockholders representing 1,851,574 shares of the Company’s Class A Common Stock and 11,278,000 shares of the Company’s Class B Common Stock, or 92.6%, of the 14,180,200 shares entitled to vote, were represented in person or by proxy, constituting a quorum.

At the 2023 Annual Meeting, the following two proposals were approved: (i) the election of five directors to hold office until the 2024 annual meeting of stockholders; and (ii) the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. The two proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A for the 2023 Annual Meeting filed with the SEC on May 1, 2023.

As of the April 20, 2023 record date for the determination of the stockholders entitled to notice of, and to vote at, the 2023 Annual Meeting, 2,902,200 shares of the Company’s Class A Common Stock were outstanding and eligible to vote and 11,278,000 shares of the Company’s Class B Common Stock were outstanding and eligible to vote, with an aggregate of 14,180,200 votes.

Proposal 1

The votes with respect to the election of five directors to hold office until the 2024 annual meeting of stockholders were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Mark D. Walker	11,701,989	2,800	1,424,785
Keith W. Smith	11,685,616	19,173	1,424,785
Richard Cohen	11,701,885	2,904	1,424,785
Antoinette Leatherberry	11,605,278	99,511	1,424,785
Mistelle Locke	11,699,871	4,918	1,424,785

Proposal 2

The vote with respect to the ratification of Marcum LLP as the Company’s independent registered accounting firm for the year ending December 31, 2023 was as follows:

Total Votes For	Total Votes Against	Abstentions
13,117,097	12,352	125

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 12, 2023 (Date)	Direct Digital Holdings, Inc. (Registrant)

/s/ Diana P. Diaz
Diana P. Diaz Interim Chief Financial Officer